Exhibit 10.1

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (as amended, supplemented or otherwise modified in accordance with the terms herein, this “Agreement”) is made as of November 20, 2003 by and among Corvis Corporation, a Delaware corporation (the “Company”), and Cequel III, LLC, a Delaware limited liability company (“Cequel”).

Recitals

WHEREAS, the Company and Cequel are parties to a Termination and Release Agreement (as amended, supplemented or otherwise modified in accordance with its terms, the “Termination and Release Agreement”) dated the date hereof which provides for the issuance to Cequel by the Company of shares of its Common Stock (as defined below) and a warrant to purchase additional shares of Common Stock in the form attached as an exhibit to the Termination and Release Agreement (the “Warrant”);

WHEREAS, in order to induce Cequel to enter into the Termination and Release Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for such shares of Common Stock and the shares of Common Stock issuable upon exercise of the Warrant;

NOW, THEREFORE, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” shall have the meaning specified in Rule 405 under the Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.

“Deferral Period” shall have the meaning indicated in Section 3(h).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Losses” shall have the meaning set forth in Section 5(d).

“Notice and Questionnaire” shall mean a written notice delivered to the Company substantially in the form attached as Annex A hereto.

“Notice Holder” shall mean, on any date, any holder of Registrable Securities that has delivered a Notice and Questionnaire to the Company on or prior to such date.

“Prospectus” shall mean a prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

“Registrable Securities” shall mean (i) all shares of Common Stock issued pursuant to the Termination and Release Agreement, (ii) all shares of Common Stock issuable upon exercise of the Warrant and (iii) any securities of the Company or its successors issued or issuable with respect to the Warrant or any shares referred to in clause (ii) above, whether by way of stock split, stock dividend, recapitalization or otherwise, in each case other than those that have been (A) registered under the Shelf Registration Statement and disposed of in accordance therewith or (B) distributed to the public pursuant to Rule 144 under the Act or any successor rule or regulation thereto that may be adopted by the Commission.

“Shelf Registration Period” shall have the meaning set forth in Section 2(c) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2 hereof which covers all of the Registrable Securities on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Termination and Release Agreement” shall have the meaning set forth in the recitals hereto.

“Warrant” shall have the meaning set forth in the recitals hereto.

2. Shelf Registration. (a) The Company shall as promptly as practicable (but in no event (i) prior to the effectiveness with the Commission of its Registration Statement No. 333-109081 which is currently on file with the Commission or (ii) later than five (5) Business

Days after such Registration Statement becomes effective) file with the Commission a Shelf Registration Statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, from time to time in accordance with the methods of distribution elected by such holders (which shall not include an underwritten offering), pursuant to Rule 415 under the Act or any similar rule that may be adopted by the Commission.

(b) The Company shall use reasonable best efforts to cause the Shelf Registration Statement to become or be declared effective under the Act as soon as practicable following the date on which it is filed.

(c) The Company shall use reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by holders for a period from the date the Shelf Registration Statement is declared effective by the Commission until the earlier of (i) the seventh anniversary of the date hereof; (ii) the date on which all the Registrable Securities may be sold by non-affiliates of the Company pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the Commission under the Act; (iii) the date as of which all the Registrable Securities have been sold under Rule 144 under the Act (or any similar provision then in force) and (iv) the date as of which all the Registrable Securities have been sold pursuant to the Shelf Registration Statement (the “Shelf Registration Period”).

(d) Each holder of Registrable Securities agrees to deliver a Notice and Questionnaire to the Company at least seven (7) Business Days prior to any distribution by it of Registrable Securities under the Shelf Registration Statement. From and after the date the Shelf Registration Statement is declared effective, the Company shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within the later of seven (7) Business Days after such date, or seven (7) Business Days after the expiration of any Deferral Period in effect when the Notice and Questionnaire are delivered or which comes into effect within seven (7) Business Days of such delivery: (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or an amendment or supplement to any document incorporated therein by reference or file any other required document so that the holder delivering such Notice and Questionnaire is named as a selling holder in the Shelf Registration Statement and the related Prospectus and so that such holder is permitted to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Act as promptly as is practicable; (ii) provide such holder copies of any documents filed pursuant to Section 2(d)(i) hereof; and (iii) notify such holder as promptly as practicable after the effectiveness under the Act of any post-effective amendment filed pursuant to Section 2(d)(i) hereof; provided, that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(h).

Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any holder that is not a Notice Holder as a selling holder in the Shelf Registration Statement or related Prospectus; provided, however, that any holder that becomes a Notice Holder pursuant to the provisions of this Section 2(d) (whether or not such holder was a Notice Holder at the time the Shelf Registration Statement was declared effective) shall be named as a selling holder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(d).

3. Registration Procedures. The following provisions shall apply in connection with the Shelf Registration Statement:

(a) The Company shall include information regarding the Notice Holders and the methods of distribution they have elected for their Registrable Securities provided to the Company in Notices and Questionnaires as necessary to permit such distribution by the methods specified therein.

(b) The Company shall advise the Notice Holders that have provided in writing to the Company a telephone or facsimile number and address for notices (which notice pursuant to clauses (ii)-(v) below shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

(i) when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission for any amendment or supplement to the Shelf Registration Statement or the Prospectus or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the receipt by the Company of notice from the Commission of the institution or threatening of any proceeding for that purpose;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction, or the receipt by the Company of notice from the applicable governmental authority of the institution or threatening of any proceeding for such purpose; and

(v) of the happening of any event that requires any change in the Shelf Registration Statement or the Prospectus so that, as of such date, it (A) does not contain any untrue statement of a material fact and (B) does not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(c) The Company shall use reasonable best efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement or the qualification of the Registrable Securities therein for sale in any jurisdiction and, if issued, to obtain as soon as possible the withdrawal thereof.

(d) The Company shall furnish to each Notice Holder, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, and, if a Notice Holder so requests in writing, all exhibits thereto (other than exhibits incorporated by reference therein).

(e) During the Shelf Registration Period, the Company shall promptly deliver to each Notice Holder, without charge, as many copies of the Prospectus (including the preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as any such person may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the foregoing in connection with the offering and sale of the Registrable Securities except during any Deferral Period.

(f) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall use reasonable best efforts to register or qualify the Registrable Securities for sale under the laws of such jurisdictions as any Notice Holder shall reasonably request in writing and shall maintain such qualification in effect the Registration Period; provided that in no event shall the Company be obligated to qualify to do business as a foreign corporation or a dealer in securities in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits, other than those arising out of any offering pursuant to the Shelf Registration Statement, or taxes in any jurisdiction where it is not then so subject.

(g) Upon the occurrence of any event contemplated by Sections 3(b)(ii) through (v) above, the Company shall promptly (or within the time period provided for by Section 3(h), if applicable) prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to the holders of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) Upon the occurrence or existence of any material event that, in the good faith judgment of the management of the Company, makes it necessary to suspend the availability of the Shelf Registration Statement and the related Prospectus because the continuing availability of the Shelf Registration Statement and the related Prospectus would adversely affect a pending or proposed significant corporate event, or negotiations, discussions or pending proposals with respect thereto, or would require the disclosure of material non-public information that, in the good faith judgment of the management of the Company, would have a material adverse effect on the Company and its subsidiaries taken as a whole, the Company shall have the right, exercisable upon written notice as set forth below, but not more than twice in any twelve–month period or for any period greater than 90 days from the date of such written notice, to suspend the availability of the Shelf Registration. The Company shall give notice (without notice of the nature or details of such events) to the Notice Holders that the availability of the Shelf Registration is suspended and, upon actual receipt of any such notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 3(h), or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus (such period being the “Deferral Period”).

(i) The Company may require each holder of Registrable Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the holder and the distribution of such Registrable Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement. The Company may exclude from the Shelf Registration Statement the Registrable Securities of any holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

(j) The Company will use reasonable best efforts to cause the Registrable Securities to be included on the Nasdaq National Market or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the effective date of any Shelf Registration Statement hereunder.

4. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2 and 3.

5. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each holder of Registrable Securities covered by the Shelf Registration Statement, the directors, officers, employees, Affiliates and agents of each such holder and each person who controls any such holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein. This indemnity agreement shall be in addition to any liability that the Company may otherwise have.

(b) Each holder of securities covered by the Shelf Registration Statement severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Shelf Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such holder, but only if the statement or omission was made in reliance upon and in conformity with written information relating to such holder furnished to the Company by or on behalf of such holder specifically for inclusion in the applicable document referred to in the foregoing indemnity. This indemnity agreement shall be acknowledged by each Notice Holder in such Notice Holder’s Notice and Questionnaire and shall be in addition to any liability that any such Notice Holder may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 5 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below). Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; (iii) the named parties to any such action (including any impleaded parties) include such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there is or would be a conflict of interest between such indemnified party and the indemnifying party in the conduct of the defense of such action (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the indemnifying party’s expense, the indemnifying party shall not assume the defense of such action on such indemnified party’s behalf); or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending loss, claim, liability, damage or action) (collectively, “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions that resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such holder shall have the same rights to contribution as such holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

(e) The provisions of this Section 5 shall remain in full force and effect, regardless of any investigation made by or on behalf of any holder or the Company or any of the indemnified persons referred to in this Section 5, and shall survive the sale by a holder of securities covered by the Shelf Registration Statement.

6. Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of a majority of the aggregate original principal amount of the Registrable Securities outstanding; provided that no amendment, qualification, supplement, waiver or consent with respect to Section 5 hereof shall be effective as against any holder of Registrable Securities unless consented to in writing by such holder; and provided, further, that the provisions of this Section 6 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of each holder.

7. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

(a) if to a holder, at the most current address given by such holder to the Company in accordance with the provisions of the Notice and Questionnaire, which address initially is, with respect to each holder, the address of such holder maintained by the Company; and

(b) if to the Company, to:

Corvis Corporation

7015 Albert Einstein Drive

Columbia, Maryland 21046-9400

Attention: Kim Larsen

Phone: (443) 259-4000

Facsimile: (443) 259-4417

(c) All such notices and communications shall be deemed to have been duly given when received.

The Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

8. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Company thereto, subsequent holders of Registrable Securities, and the indemnified persons referred to in Section 5 hereof. The Company hereby agrees to extend the benefits of this Agreement to any holder of Registrable Securities, and any such holder may specifically enforce the provisions of this Agreement as if an original party hereto.

9. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

10. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

11. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

12. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF, each party has caused this Agreement to be duly executed on its behalf by its duly authorized officers as of the date first written above.

CORVIS CORPORATION

By:	/s/ KIM D.LARSEN
Name: Kim D. Larsen
Title: SVP, Bus. Dev. & General Counsel

CEQUEL III LLC

By:	/s/ MARTIN KERCKHOFF
Name: Martin Kerckhoff
Title: EVP & General Counsel

ANNEX A

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of Registrable Securities of Corvis Corporation (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) dated as of November 20, 2003 between the Company and Cequel III. The Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement.

Certain legal consequences may arise from being named as selling securityholders in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

Notice

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

Questionnaire

1.	(a) Full Legal Name of Selling Securityholder:

(b)	Full legal name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

(c)	Full legal name of broker-dealer or other third party through which Registrable Securities listed in (3) below are held:

(d)	Full legal name of DTC Participant (if applicable and if not the same as (b) or (c) above) through which Registrable Securities listed in (3) below are held:

2.	Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3.	Beneficial Ownership of Registrable Securities:

Warrants and amount of Registrable Securities beneficially owned:

Unless otherwise indicated in the space provided below, all shares of common stock listed in response to Item (3)(a) above, and all shares of common stock issuable upon exercise of the Warrants listed in response to Item (3)(a) above, will be included in the Shelf Registration Statement. If the undersigned does not wish all such shares of common stock to be so included, please indicate below the principal amount or the number of shares to be included:

4.	Beneficial Ownership of the Company’s securities owned by the Selling Securityholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of Corvis Corporation other than the Registrable Securities listed above in Item (3).

(a)	Type and Amount of other securities beneficially owned by the Selling Securityholder:

(b)	CUSIP No(s). of such other securities beneficially owned:

5.	Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations) and the provisions of the Securities Act of 1933, as amended, relating to prospectus delivery, in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as maybe required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

In the event any Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder will notify the transferees at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (5) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company without independent investigation or inquiry in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its authorized agent.

Beneficial Owner:

By:
Name:
Title:

Dated:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

Corvis Corporation

7015 Albert Einstein Drive

Columbia, Maryland 21046-9400

Attention: General Counsel

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